                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): October 25, 2000


                            Egreetings Network, Inc.
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)



                  Delaware          000-28479        94-3207092
             ------------------ ---------------- ------------------
            (State or other     (Commission         (IRS Employer
             jurisdiction of     File Number)        Identification No.
              organization)


       149 New Montgomery Street, San Francisco, CA                 94105
      --------------------------------------------------------------------------
         (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (415) 375-4100



          ------------------------------------------------------------
          (Former name or former address if changed since last report)

Item 5. Other Events

     On October 25, 2000, Egreetings Network, Inc. ("Egreetings") issued a press release announcing that Andrew Moley, Chief Financial Officer of Egreetings, had been elevated to Chief Executive Officer and President of Egreetings effective as of October 25, 2000 replacing the current Chief Executive Officer, Gordon Tucker who has resigned. Mr. Moley has also been appointed to the Board to the position vacated by Mr. Tucker in connection with his resignation. Scott Neamand, formerly Egreetings' Vice President, Finance and Controller has been named Chief Financial Officer, replacing Mr. Moley. A copy of Egreetings' press release announcing these changes is attached as Exhibit 99.1 hereto and is incorporated by reference into this Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits

                  99.1 Press Release dated October 25, 2000 regarding Egreetings
                       Network, Inc.'s announcement of its appointment of Andrew Moley as Egreetings' Chief Executive Officer.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Egreetings Network, Inc.
                                           (Registrant)

Date:  October 30, 2000                By:   /s/ Andrew Moley
                                           ------------------------
                                           Andrew Moley
                                           Chief Officer
                                           (Chief Executive Officer)

                                  EXHIBIT INDEX

Exhibits
--------

99.1     Press Release dated October 25, 2000 regarding Egreetings Network
         Inc.'s announcement of its appointment of, Andrew Moley as Egreetings'
         Chief Executive Officer, President and member of the Board of Directors and Gordon Tucker's resignation.